497(e)

33-86464/811-08862

AIG Annuity Insurance Company

A. G. Separate Account A

Elite PlusBonus Fixed and Variable Deferred Annuity

SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2006

Please insert this supplement into your prospectus.

MAY 31, 2006

The following paragraph should replace the second paragraph of the "Surrender Charge" section of the prospectus, page 27:

It is assumed that the Purchase Payments are withdrawn first under the concept of first-in, first-out. No surrender charge will be applied unless an amount is actually withdrawn. We consider all Purchase Payments to be withdrawn before earnings are withdrawn.